UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 5, 2016

Date of Report (Date of Earliest Event Reported)

KMP Futures Fund I LLC

(Exact name of Registrant as Specified in its Charter)

Delaware	000-53816	13-7075398
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1211 Avenue of the Americas, Suite 2710 – New York, NY 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 596-3480

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 5, 2016 KMP Futures Fund I LLC (the “Registrant”) distributed a notice to its investors in order to explain certain changes to the trading advisors lineup of the managing owner of the Registrant. A copy of the notice is attached as Exhibit 99.1 to this report and is incorporate herein by reference

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Notice to Members dated January 4, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant in the capacities indicated on January 5, 2016.

KMP FUTURES FUND I LLC
(Registrant)

	By:	Kenmar Preferred Investments, LLC
its Managing Member

Date: January 5, 2016	By:	/s/ James Parrish
Name: James Parrish
Title: President